                [ART]

                                                  The Emerging Markets
                                                  Infrastructure Fund, Inc.
                                                  -----------------------------
                                                  SEMI-ANNUAL REPORT
                                                  MAY 31, 1999

 CONTENTS

Letter to Shareholders................................................     1

Portfolio Summary.....................................................     8

Schedule of Investments...............................................    10

Statement of Assets and Liabilities...................................    15

Statement of Operations...............................................    16

Statement of Changes in Net Assets....................................    17

Financial Highlights..................................................    18

Notes to Financial Statements.........................................    19

Results of Annual Meeting of Shareholders.............................    25

Description of InvestLink-SM- Program.................................    26

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                   June 30, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") for the six months ended May 31, 1999.

At May 31, 1999, the Fund's net asset value ("NAV") was $10.49 per share as compared to $9.60 on November 30, 1998. Total net assets were $157,953,010.

PERFORMANCE: DISAPPOINTING

For the six months ended May 31, 1999, the Fund's total return, based on NAV was 9.3%. Given the lack of a comparable index of emerging markets infrastructure stocks, I note that the broad universe of emerging markets equities (as represented by the Morgan Stanley Capital International Emerging Markets Free Index, or "EMF") rose 23.8% over the same period.

Although I make no excuses about the Fund's disappointing absolute return, I believe that shareholders should be aware of two factors that played key roles in its underperformance relative to EMF:

- COUNTRY ALLOCATIONS AND  STOCK SELECTION.   On the country  level, I chose  to
  underweight several markets whose returns were particularly strong, such as Russia, Turkey, South Korea and Mexico.

  In retrospect, I was clearly mistaken in not allocating more of the portfolio to Russia and Turkey, but I truly felt that these markets were among the most speculative of those available to the Fund. Given the volatility each has experienced in the not-so-distant past, I believed (and still do) that investing in them was no better than rolling dice.

  The impact of stock selection, which was least effective in South Korea, Brazil, Greece and India, was exacerbated by the simple fact that infrastructure stocks as a group tended to underperform the broad markets in a variety of emerging nations.

  In fairness, I should also point out that there have been times when the Fund's industry focus was quite beneficial to its overall return. This was most notable in 1997, when infrastructure stocks were much stronger than the banking and property sectors that tend to dominate many Asian equity indices.

  It is likely that the kind of volatility in relative performance I have described will continue to characterize the Fund in the future. It is worth noting here that, in the three years ending May 31, 1999, the Fund returned -16.3% with corresponding portfolio volatility (I.E., standard deviation) of 24.4%, compared to -20.1% and 28.6%, respectively, for EMF. In spite of shorter-term periods of volatility, then, the Fund has outperformed aggregate emerging equities while assuming less risk.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

- SHARE BUYBACK. In October 1998, the Fund's directors proposed and approved a program to buy back a portion of outstanding shares to help reduce the difference between the Fund's share price and its net asset value. This plan was subsequently superseded in February 1999 by a revised plan that obligates the Fund to repurchase 10-15% of shares on a rolling 12-month basis, notably if the discount to NAV should reach at least 15%. Consequently, the Fund was holding a relatively high amount of cash at a time when stock prices were rising. Transaction costs also increased significantly.

  It is difficult to gauge the overall impact of share repurchases on the Fund's return, but it is clear that it accounted for a healthy portion of underperformance. The arbitrageurs who aggressively campaigned for a repurchase program in the name of shareholder value, then, have actually caused shareholder value to be further eroded.

GLOBAL EMERGING MARKETS: RAPIDLY RECOVERING

Written off just a few quarters ago as patients in need of long-term convalescence, emerging equity markets have defied their critics and enjoyed remarkable rallies since September of 1998. I attribute markets' much more positive tone to these elements:

- IMPROVING EXPECTATIONS FOR GLOBAL GROWTH. This is particularly true in Japan, whose market has shown surprising strength thus far in 1999, despite a lack of unmistakable evidence that the ailing economy has begun to revive. Elsewhere in the developed world, the U.S. economy remains buoyant, with few signs of slowing down substantially any time soon. And Europe has been disappointingly sluggish, but there are credible indications that conditions could start to turn around as early as the second half of this year. In each case, economic strength has favorable implications for the emerging world's economies and hence, their equity markets as well.

- A BONA FIDE RECOVERY IN ASIA. Among all emerging markets, the Asian recovery has been perhaps the strongest and most surprising. It was certainly surprising to me, as I thought it would take far longer for Asia to get its economic house in order than it actually did.

- LACK OF A BRAZILIAN CONTAGION EFFECT. Something from which investors have taken great encouragement is the distinct absence of a contagion-like spillover effect from Brazil's decision to devalue its real currency in mid-January. Emerging equities' ability to shrug off Brazil's move stands in sharp contrast to the full-scale global meltdowns that occurred following devaluations in Thailand in July 1997 and Russia in August 1998.

EMERGING INFRASTRUCTURE EQUITIES: A PROBLEMATIC ENVIRONMENT

Given the macroeconomic improvement I've described in the emerging world, it's not surprising that emerging equity markets have been strong. In the first five months of 1999, in fact, they were dramatically stronger than those in the developed world: EMF's 25.6% return during the period dwarfed the 3.8% generated by aggregate developed markets (I.E., in the form of Morgan Stanley Capital International's World Index). Within this exceptional performance, however, returns on infrastructure stocks lagged behind those of other sectors.

And for good reason. Historically, many emerging nations have spent heavily on infrastructure projects, both to establish badly needed public works and create jobs and the perception of progress. Such government spending simply isn't possible under current conditions, however.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

The key here is that a wide variety of nations throughout the emerging world have had to accept harsh austerity measures in order to qualify for financial assistance packages from the International Monetary Fund and other global lenders. One of the most important of these measures is that governments slash their overall spending to more realistic levels. Huge infrastructure projects, which are easy targets for spending cuts, have experienced postponement and even outright cancellation.

In Asia, fiscal constraints of this nature are necessitated by the region's extraordinarily high exposure to non-performing loans, which have crippled banking systems and taken whole economies down with them. In Latin America, one might add the cold fact that the region's economies are in recession, for the most part. In a period of economic contraction, it is difficult to justify spending on infrastructure projects that may lay idle for some time.

Clearly, then, the current environment for infrastructure companies in the emerging world is problematic. Nonetheless, there are a few long-term positive drivers for the sector that should be kept in mind:

- PRIVATIZATION. Ongoing privatization of the many huge telecommunications providers, electric utilities and other formerly government-controlled infrastructure companies will continue to open up a new and potentially very lucrative universe to investors.

- INCREASING EMPHASIS ON SHAREHOLDER VALUE. There is an increasing trend among emerging-world companies generally to manage with shareholder value as a priority. Managements are paying much closer attention to profitability measures; fostering greater transparency in their financial statements and operations; and encouraging more frequent and open dialogue with analysts and investors.

- IMPROVING SOVEREIGN RISK FUNDAMENTALS. As sovereign risk fundamentals for many emerging nations improve, interest rate-sensitive companies like electric utilities and telecom providers--which typically are among the most liquid stocks in emerging equity markets--should handsomely benefit from the resulting decline in borrowing costs and increase in investor interest.

- DEVELOPED-WORLD OPERATING EXPERTISE. Certain emerging infrastructure companies have granted substantial equity ownership and operational control to developed-world giants in exchange for major cash infusions. Notable among these are Hungary's Matav (which I will discuss in greater detail later) and the burgeoning Brazilian telecom sector. The world-class technical and management expertise that these companies are importing can only enhance their attractiveness to investors as local and regional macroeconomic conditions improve.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

PORTFOLIO STRUCTURE: REMAINING DEFENSIVE
TOP 10 HOLDINGS, BY ISSUER *

                                                          % OF
                  HOLDING                    COUNTRY   NET ASSETS
  ----------------------------------------  ---------  ----------
1. PEC Israel Economic                       Israel       6.6
2. Telebras                                  Brazil       5.3
3. MS Opals LLC                              Taiwan       4.1
4. Cimpor                                   Portugal      2.7
5. Camuzzi Argentina                        Argentina     2.4
6. Pohang Iron & Steel                      S. Korea      2.4
7. KEPCO                                    S. Korea      2.3
8. Samsung Electronics                      S. Korea      2.2
9. GTS                                       Europe       2.2
10. Gener                                     Chile       2.0

* Company names are abbreviations of those found in the chart on page 9.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           COUNTRY BREAKDOWN (% OF NET ASSETS)
Other*                                                        22.37%
Cash & Other Assets                                           13.71%
Argentina                                                      6.90%
Brazil                                                        12.79%
Chile                                                         12.11%
Israel                                                        10.71%
Portugal                                                       2.70%
Singapore                                                      3.56%
S. Korea                                                      10.50%
Taiwan                                                         4.65%
* Other includes Canada, China, Colombia,
Eastern Europe, Egypt, Estonia, Europe, Global, Hong
Kong,
Hungary, India, Indonesia, Jamaica, Pakistan, Peru,
Philippines,
Thailand, United Kingdom and Venezuela

With the near-term prospects for emerging infrastructure stocks relatively unexciting, I intend to manage the Fund with the defensive investment posture I have maintained over the past few months.

I am doing so in several ways, such as greatly increasing exposure to Asian markets, which are supported by the region's economic revival; cutting the allocation to recession-plagued Latin America by half; avoiding the most speculative markets, as there are sufficient attractive opportunities elsewhere; and favoring stocks in countries where interest rates are falling and have room to fall further, such as Korea, Taiwan and Israel.

Among the infrastructure companies I favor at present and believe will flourish in years to come are Matav and KEPCO.

MAGYAR TAVKOZLESI RT.

MAGYAR TAVKOZLESI RT. ("Matav") is not only Hungary's largest telecommunications concern, but also its largest company in terms of revenues and earnings. I am particularly attracted to Matav because its shares are trading at a valuation discount compared to its regional peers, even though it has outperformed them on virtually every level available to a company of its kind.

Matav's management is generally regarded as very strong, as reflected by its successful pursuit of new services, demonstrated ability to achieve financial objectives and overall operational expertise. Well ahead of the official

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

opening of the Hungarian market to competition in 2002, for example, management has successfully argued for rebalanced tariffs, made revenues and operations more transparent and effectively challenged would-be competitors to meet its existing high standards.

There are several other reasons to like Matav:

- It has a track record of strong and increasing profitability, despite a mostly lukewarm local economy.

- It is among the most efficient telecom providers in Emerging Europe (E.G., it boasts some of the highest digitalization rates and fewest employees per line), and its capital expenditure levels are among the most stable.

- It is 60%-owned by a joint venture between Ameritech and Deutsche Telekom, which gives it access to developed-world telecom management depth, operational expertise and lower-cost pools of capital. Most of its peers do not enjoy a similar advantage.

- It outperforms every regional peer in terms of the returns it earns on its own capital and assets.

- Its cellular franchise is relatively large and growing, making it more of a cellular company than any other wireline company in emerging Europe.

KOREA ELECTRIC POWER CORPORATION

KOREA  ELECTRIC  POWER  CORPORATION  ("KEPCO"),  South  Korea's   overwhelmingly
dominant electric utility and the world's sixth-largest, is a company that has weathered extreme adversity and is well-positioned for significant growth.

KEPCO is benefiting from the current recovery in the Korean economy, which should substantially increase demand for electricity. If, as expected, the government allows the local cost of electricity to rise to a level approximating international market pricing, it would combine with the economic recovery to greatly increase KEPCO's revenues and profits going forward.

Another big positive for KEPCO's bottom line is declining costs. Falling interest rates and rising domestic liquidity, for instance, have and will continue to cut the company's borrowing costs and the price it pays for imported fuels. KEPCO is also aggressively moving to use lower-cost coal and, to some extent, nuclear facilities for electricity generation.

Then there is the issue of competition. The government's announced intention is to fully open Korea's retail electricity market to competition by the year 2010, with varying degrees of market liberalization scheduled to take place between now and then. As part of this industry restructuring, KEPCO will be allowed to sell certain generation and transmission facilities, which should provide it with substantial revenues that will help it to fend off competitors.

Even with so much working in its favor, KEPCO shares trade at a substantial discount to those of other fully integrated Asian utilities. Given Korea's remarkable ability to turn itself around--and what this implies for future electricity demand--it is a wonder that this is so, and one that I intend to exploit on behalf of the Fund's investors.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

OUTLOOK: SHORT-TERM VOLATILITY, LONG-TERM PROMISE

In the short term, I expect to see some additional volatility in emerging equity markets generally. Although I am greatly encouraged by the marked improvement in investor sentiment and the fairly muted reaction to the devaluation of the real, the markets' extraordinary returns thus far in 1999 suggest that a pause for breath--or even a modest correction of sorts--would not be unreasonable. As for the infrastructure sector, I believe it will likely languish until the constraints on government spending show credible signs of becoming less onerous.

The longer-term picture is much more positive, particularly since infrastructure demand fundamentals remain strong. Countries still need roads, bridges, telephone lines and all the other products and services that infrastructure companies provide. There is no question that these needs will have to be satisfied and will even grow as emerging nations transition from a phase of economic recovery to one of economic competitiveness.

We have seen only the first fruits of the privatization trend that continues to sweep through what were once highly restrictive, nationalized industries, furthermore; there is much more yet to come. And it is only a matter of time before the consolidation activity rampant among the developed world's electricity and telecom industries more directly affects their counterparts in emerging nations.

Respectfully,

/s/ Richard W. Watt
Richard W. Watt
President and Chief Investment Officer *

--------------------------------------------------------------------------------
   6

LETTER TO SHAREHOLDERS

FROM CREDIT SUISSE ASSET MANAGEMENT:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 26 through 28 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc.; The Chile Fund, Inc.; The Emerging Markets Telecommunications Fund, Inc.; The First Israel Fund, Inc.; The Latin America Equity Fund, Inc.; The Latin America Investment Fund, Inc.; and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

  EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              AS A PERCENT OF NET ASSETS

                                                               MAY 31, 1999      NOVEMBER 30, 1998
Cellular Communications                                               3.37%                  6.99%
Chemicals                                                                 -                  2.82%
Consumer Goods                                                        1.01%                      -
Electric Distribution                                                 8.67%                  7.78%
Electric Generation                                                   4.12%                  3.83%
Engineering                                                           1.17%                      -
Oil & Gas                                                             7.85%                  9.95%
Holding Companies                                                    10.58%                  8.95%
Infrastructure & Construction                                         4.07%                 10.74%
Investment Companies                                                  6.14%                  5.61%
Local and/or Long Distance Telephone
Service                                                              11.67%                  9.54%
Office Retail                                                         0.09%                  0.37%
Steel                                                                 2.89%                  1.18%
Telecommunications                                                   16.09%                  9.70%
Transportation                                                        1.65%                  1.40%
Other Infrastructure                                                  4.49%                  6.31%
Cash & Cash Equivalents                                              16.14%                 14.83%

 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            AS A PERCENT OF NET ASSETS

                                             MAY 31, 1999      NOVEMBER 30, 1998
Asia                                               29.07%                 17.16%
Africa                                              0.85%                  3.31%
Caribbean                                           0.65%                  0.72%
Eastern Europe                                      4.97%                  9.43%
Europe                                              5.67%                 11.03%
Latin America                                      32.88%                 36.34%
Middle East                                        10.91%                  7.64%
North America                                       0.10%                  0.37%
Global                                              1.19%                  1.08%
Cash & Cash Equivalents                            13.71%                 12.92%

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 SUMMARY OF EQUITY OR EQUITY-LINKED SECURITIES BY COUNTRY/REGION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    AS A PERCENT OF NET ASSETS

                                     MAY 31, 1999      NOVEMBER 30, 1998
Argentina                                   6.90%                  7.36%
Brazil                                     12.79%                  9.57%
Chile                                      12.11%                  9.69%
Eastern Europe                              3.02%                  4.16%
Eqypt                                       0.85%                  3.31%
Europe                                      2.21%                  5.02%
Greece                                      0.00%                  5.06%
Hong Kong                                   2.27%                  2.74%
Hungary                                     1.94%                  5.26%
India                                       2.35%                  6.16%
Israel                                     10.71%                  7.46%
Mexico                                      0.00%                  8.23%
Peru                                        1.08%                  1.24%
Portugal                                    2.70%                     0%
Singapore                                   3.56%                  1.98%
South Korea                                10.50%                  3.42%
Taiwan                                      4.65%                     0%
Global                                      1.19%                  1.08%
Other                                       7.46%                  5.34%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                  Percent of Net
           Holding                                                          Sector              Country/Region        Assets
--------------------------------------------------------------------------------------------------------------------------------
       1.  PEC Israel Economic Corp.                                  Holding Companies             Israel               6.6
--------------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes Brasileiras S.A.                      Local and/or Long Distance
                                                                      Telephone Service             Brazil               5.3
--------------------------------------------------------------------------------------------------------------------------------
       3.  Morgan Stanley Opals LLC                                  Investment Companies           Taiwan               4.1
--------------------------------------------------------------------------------------------------------------------------------
       4.  Cimpor-Cimentos de Portugal, S.G.P.S., S.A.                 Infrastructure &
                                                                         Construction              Portugal              2.7
--------------------------------------------------------------------------------------------------------------------------------
       5.  Camuzzi Argentina S.A.                                         Oil & Gas               Argentina              2.4
--------------------------------------------------------------------------------------------------------------------------------
       6.  Pohang Iron & Steel Company Ltd.                                 Steel                South Korea             2.4
--------------------------------------------------------------------------------------------------------------------------------
       7.  Korea Electric Power Corporation                         Electric Distribution        South Korea             2.3
--------------------------------------------------------------------------------------------------------------------------------
       8.  Samsung Electronics Co. Ltd.                               Telecommunications         South Korea             2.2
--------------------------------------------------------------------------------------------------------------------------------
       9.  Global TeleSystems Group, Inc.                          Cellular Communications          Europe               2.2
--------------------------------------------------------------------------------------------------------------------------------
      10.  Gener S.A.                                                Electric Generation            Chile                2.0
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS - MAY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-83.66%
 EQUITY OR EQUITY-LINKED SECURITIES OF INFRASTRUCTURE COMPANIES IN
 EMERGING COUNTRIES-70.98%
 ARGENTINA-6.90%
Camuzzi Argentina S.A.*+................      1,729,347  $ 3,818,426
CEI Citicorp Holdings S.A., Class B.....        627,952    2,136,725
Exxel Capital Partners=/=...............      2,000,001    1,990,621
Transportadora de Gas del Sur S.A.
 ADR....................................        237,106    2,104,316
YPF Sociedad Anonima ADR................         20,003      842,626
                                                         -----------
TOTAL ARGENTINA (Cost $10,018,760).....................   10,892,714
                                                         -----------
 BRAZIL-10.98%
Companhia Energetica de Minas Gerais
 PN.....................................     95,100,000    2,002,972
Petroleo Brasileiro S.A. PN.............     12,200,000    1,724,755
Tele Centro Sul Participacoes S.A.
 ADR....................................         24,800    1,339,200
Tele Norte Leste Participacoes S.A.
 ADR....................................         92,600    1,516,325
Telecomunicacoes Brasileiras S.A.
 ADR+...................................        100,291    8,374,298
Telecomunicacoes Brasileiras S.A. ADR
 PN##...................................        100,291        6,268
Telecomunicacoes de Sao Paulo S.A. PN...     19,328,729    2,363,392
Telecomunicacoes de Sao Paulo S.A. PN
 Receipts+..............................        188,874       23,094
                                                         -----------
TOTAL BRAZIL (Cost $13,963,469)........................   17,350,304
                                                         -----------
 CHILE-9.39%
Besalco S.A.............................        404,205      984,565
Chilectra S.A.++........................        157,446      898,048
Compania de Consumidores de Gas de
 Santiago S.A...........................        138,945      547,150
Compania de Petroleos de Chile S.A......        509,584    1,592,935
Compania de Telecomunicaciones de Chile
 S.A. ADR##.............................         81,900    1,781,325

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILE (CONTINUED)

Compania de Telecomunicaciones de Chile
 S.A., Class A..........................        197,799  $ 1,075,980
Compania Electrica del Rio Maipo S.A....      1,990,540    1,030,321
Compania Electrica del Rio Maipo S.A.
 Rights (expiring 06/02/99).............        166,271       86,063
Empresa Electrica Pehuenche S.A.........      1,032,141      544,721
Empresa Nacional de Electricidad S.A....      2,168,445      783,484
Enersis S.A.............................      1,431,330      549,115
Gener S.A. ADR##........................        166,327    3,149,818
Puerto Ventanas S.A.....................        488,453      619,675
Sociedad Austral de Electricidad S.A....         61,355    1,194,346
                                                         -----------
TOTAL CHILE (Cost $16,281,574).........................   14,837,546
                                                         -----------
 CHINA-0.38%
Beijing Datang Power Generation Company
 Ltd. (Cost $719,084)...................      2,496,438      601,990
                                                         -----------
 EASTERN EUROPE-3.02%
Elektrim Spolka Akcyjna S.A.............        260,000    3,074,567
SPT Telecom a.s.........................        101,800    1,690,033
                                                         -----------
TOTAL EASTERN EUROPE
 (Cost $4,612,658).....................................    4,764,600
                                                         -----------
 ESTONIA-0.14%
Estonian Telecom+,++ (Cost $181,400)....          9,832      220,237
                                                         -----------
 EUROPE-2.21%
Global TeleSystems Group, Inc.+ (Cost
 $2,090,162)............................         45,938    3,491,288
                                                         -----------
 HONG KONG-1.62%
Asia Satellite Telecommunications
 Holdings Ltd...........................        449,930      954,415

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 HONG KONG (CONTINUED)
CLP Holdings Limited....................        144,000  $   694,481
Hutchison Whampoa Limited...............        110,000      914,911
                                                         -----------
TOTAL HONG KONG (Cost $2,298,982)......................    2,563,807
                                                         -----------
 HUNGARY-1.94%
Magyar Tavkozlesi Rt. ADR (Cost
 $3,144,972)............................        109,600    3,068,800
                                                         -----------
 INDIA-2.34%
Bharat Heavy Electricals Ltd............        210,355      931,977
BSES Ltd.++.............................         49,800      491,775
Hindustan Corp..........................        100,600      516,797
Mahanagar Telephone Nigam Ltd.++........        116,100    1,059,412
Videsh Sanchar Nigam Ltd. GDR++.........         61,600      700,700
                                                         -----------
TOTAL INDIA (Cost $5,451,933)..........................    3,700,661
                                                         -----------
 INDONESIA-1.14%
PT Indosat ADR+##.......................         51,640    1,023,117
PT Telekomunikasi Indonesia.............      1,680,000      778,159
                                                         -----------
TOTAL INDONESIA (Cost $1,496,509)......................    1,801,276
                                                         -----------
 ISRAEL-10.71%
ECI Telecom Ltd.........................         86,210    2,985,021
Geotek Communications, Inc.+##..........         49,501        1,337
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*+............            100            0
Geotek Communications, Inc., Convertible
 Preferred Series N*+(a)................          1,584            0
K.T. Concord Venture Fund LP+=/ =#......        500,000      452,487
Nexus Telecommunication Systems Ltd.+...        210,283      558,564
PEC Israel Economic Corp.+..............        330,951   10,487,010
Superbowl Acquisition LDC+=/=...........             96    1,245,984
The Renaissance Fund LDC+=/=............            160    1,189,868
                                                         -----------
TOTAL ISRAEL (Cost $16,413,925)........................   16,920,271
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 JAMAICA-0.65%
Jamaican Assets I L.P.=/= (Cost
 $1,165,363)............................      1,156,324  $ 1,020,895
                                                         -----------
 PAKISTAN-0.20%
The Hub Power Company Limited+ (Cost
 $1,209,434)............................        957,600      317,841
                                                         -----------
 PERU-1.04%
Ontario-Quinta A.V.V.*..................      1,198,129      911,967
Telefonica del Peru S.A. ADR............         50,000      725,000
                                                         -----------
TOTAL PERU (Cost $1,969,668)...........................    1,636,967
                                                         -----------
 PHILIPPINES-1.85%
Manila Electric Company.................        418,884    1,442,150
Philippine Long Distance Telephone Co.
 ADR##..................................         51,100    1,475,512
                                                         -----------
TOTAL PHILIPPINES (Cost $2,624,260)....................    2,917,662
                                                         -----------
 SINGAPORE-3.56%
Natsteel Electronics Ltd................        538,000    1,795,728
Singapore Airlines Ltd..................        222,000    1,984,559
Singapore Technologies Engineering
 Ltd....................................      1,690,000    1,844,314
                                                         -----------
TOTAL SINGAPORE (Cost $3,886,567)......................    5,624,601
                                                         -----------
 SOUTH KOREA-7.07%
Korea Electric Power Corporation........        120,570    3,690,763
Korea Telecom Corp......................         51,600    1,641,525
LG Information & Communication..........         33,500    1,370,114
Samsung Electronics Co. Ltd.............         49,718    3,458,899
Samsung Electronics Co. Ltd., Rights
 (expiring 06/22/99)+...................          4,069       43,234
SK Telecom Co. Ltd. ADR ##..............         67,793      966,050
                                                         -----------
TOTAL SOUTH KOREA (Cost $9,972,115)....................   11,170,585
                                                         -----------
 TAIWAN-4.09%
Morgan Stanley Opals LLC (Cost
 $5,888,897)............................         55,300    6,455,049
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 THAILAND-0.76%
Advanced Information Services Public Co.
 Ltd....................................         77,900  $   949,078
Bangkok Expressway Public Company
 Limited................................        357,529      257,787
                                                         -----------
TOTAL THAILAND (Cost $992,218).........................    1,206,865
                                                         -----------
 VENEZUELA-0.00%
C.A. La Electricidad de Caracas,
 SAICA-SACA (Cost $0)...................             10            4
                                                         -----------
 GLOBAL-0.99%
Emerging Markets Ventures, L.P.+=/=#....      1,690,333    1,563,558
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...              1            0
International Wireless Communications,
 Inc., Warrants (expiring 08/17/07)*+...          1,240            0
International Wireless Communications,
 Inc., Series D*+.......................        220,120            0
International Wireless Communications,
 Inc., Series F*+.......................         15,440            0
                                                         -----------
TOTAL GLOBAL (Cost $3,205,013).........................    1,563,558
                                                         -----------
TOTAL EMERGING COUNTRIES (Cost
 $107,586,963)..........................                 112,127,521
                                                         -----------
 EQUITY OR EQUITY-LINKED SECURITIES OF NON-INFRASTRUCTURE
 COMPANIES-1.12%
 CANADA-0.10%
                                            Par (000)
                                          -------------
Officeland Inc., Senior Unsecured
 Convertible Notes, 12%, 12/31/25
 (Cost $571,429)*+......................     USD    571      152,311
                                                         -----------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 SOUTH KOREA-1.02%
LG Electronics Co. (Cost $1,153,320)....         84,200  $ 1,604,689
                                                         -----------
TOTAL NON-INFRASTRUCTURE COMPANIES (Cost
 $1,724,749)............................                   1,757,000
                                                         -----------
 EQUITY SECURITIES OF INFRASTRUCTURE COMPANIES IN DEVELOPED
 COUNTRIES-3.32%
 PORTUGAL-2.70%
Cimpor-Cimentos de Portugal, S.G.P.S.,
 S.A. (Cost $4,523,893).................        160,577    4,270,924
                                                         -----------
 UNITED KINGDOM-0.62%
Societe General Ladenburg Thalmann
 Ukraine Fund Limited (Cost
 $2,323,200)............................         24,000      972,000
                                                         -----------
TOTAL DEVELOPED COUNTRIES
 (Cost $6,847,093).....................................    5,242,924
                                                         -----------
 EQUITY SECURITES OF COMPANIES PROVIDING OTHER ESSENTIAL SERVICES IN
 THE DEVELOPMENT OF AN EMERGING COUNTRY'S INFRASTRUCTURE-8.24%
 BRAZIL-1.81%
Companhia Vale do Rio Doce PNA (Cost
 $2,120,115)............................        161,000    2,852,106
                                                         -----------
 CHILE-0.29%
Empresa Obras Sanitar (Cost $534,539)...      5,496,135      457,407
                                                         -----------
 CHINA-0.48%
China Steel Corporation (Cost
 $715,500)..............................         55,650      758,231
                                                         -----------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 COLOMBIA-0.01%
Cementos Paz del Rio S.A. ADR+, ++, ##
 (Cost $29,089).........................          2,135  $    19,752
                                                         -----------
 EGYPT-0.85%
Nile Growth Company (Cost $2,020,000)...        200,000    1,350,000
                                                         -----------
 HONG KONG-0.65%
Yanzhou Coal Mining Co. Ltd. (Cost
 $741,854)..............................      4,100,000    1,025,681
                                                         -----------
 INDIA-0.01%
India Special Situations Fund Ltd.*+
 (Cost $20,000).........................             20       14,261
                                                         -----------
 PERU-0.04%
Ferreyros S.A. (Cost $94,329)...........         89,076       69,878
                                                         -----------
 SOUTH KOREA-2.41%
Pohang Iron & Steel Company Ltd. ADR
 (Cost $2,754,174)......................        150,140    3,800,419
                                                         -----------
 TAIWAN 0.56%
Windbond Electronics Corp. GDR+,++ (Cost
 $858,887)..............................         75,012      881,391
                                                         -----------
 THAILAND-1.13%
The Siam Cement Public Company Ltd.
 (Cost $1,428,914)......................         68,847    1,788,909
                                                         -----------
TOTAL OTHER ESSENTIAL SERVICES (Cost
 $11,317,401)...........................                  13,018,035
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $127,476,206).........................................  132,145,480
                                                         -----------
 FIXED RATE INVESTMENT-0.20%
 GLOBAL-0.20%
                                            Par (000)
                                          -------------
International Wireless Communications,
 Inc. Senior Secured Notes,
 14.00%-25.00%, 08/17/02*(b) (Cost
 $546,967)..............................     USD    385      318,659
                                                         -----------

                                              Units         Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 SHORT-TERM INVESTMENTS-2.43%
 CHILEAN INFLATION-ADJUSTED TIME DEPOSITS-1.37%
Banco Citibank, 6.90%**, 06/07/99.......    CLP       8  $   243,581
Banco Citibank, 6.80%**, 06/14/99.......              2       52,697
Banco Citibank, 7.10%**, 06/21/99.......              3       87,132
Banco Citibank, 7.10%**, 07/05/99.......              8      228,021
Banco Citibank, 7.00%**, 07/19/99.......             10      308,972
Banco Citibank, 6.80%**, 07/26/99.......             16      459,216
Banco Citibank, 6.30%**, 08/04/99.......              1       28,418
Banco Citibank, 5.70%**, 08/23/99.......             19      553,513
Banco Citibank, 5.90%**, 08/30/99.......              7      202,984
                                                         -----------
Total Chilean Inflation-Adjusted Time
 Deposits (Cost $2,188,548).............                   2,164,534
                                                         -----------
                                                         -----------
 CHILEAN MUTUAL FUNDS-1.06%
                                             No. of
                                             Shares
                                          -------------
Bice Manager Investment Fund............         92,752      250,895
Fondo Mutuo Banco de A. Edwards.........         12,481      351,024
Fondo Mutuo Citicorp Cash...............         92,749      210,679
Fondo Mutuo Santander...................        152,092      704,869
Fondo Mutuo Security Check..............         32,928      152,537
TOTAL CHILEAN MUTUAL FUNDS (Cost
 $1,672,145)............................                   1,670,004
                                                         -----------
                                                         -----------
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                            Value
Description                                               (Note A)
--------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,860,693).........
                                                         $ 3,834,538
                                                         -----------

TOTAL INVESTMENTS-86.29%
 (Cost $131,883,866) (Notes A,D).......................  136,298,677
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-13.71%....................................   21,654,333
                                                         -----------
NET ASSETS-100.00%.....................................  $157,953,010
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
**         Effective yield on the date of purchase.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
=/=        Restricted security, not readily marketable (See Note
           F).
#          As of May 31, 1999, the Fund committed to investing
           an additional $2,332,260 and $500,000 of capital in
           Emerging Markets Ventures, L.P. and K.T. Concord
           Venture Fund LP, respectively.
##         Security or a portion thereof is out on loan.
(a)        With an additional 30 warrants attached, expiring
           06/20/01, with no market value.
(b)        As of March 31, 1998, this investment ceased accruing
           interest.
ADR        American Depositary Receipts.
CLP        Chilean Pesos.
GDR        Global Depositary Receipts.
PN         Preferred Shares.
PNA        Preferred Shares, Class A.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $131,883,866) (Note A).................     $136,298,677
Cash (including $1,019,144 of foreign
 currencies with a cost of $1,020,269)
 (Note A)...............................       20,103,691
Collateral received for securities
 loaned (Note A)........................        6,086,720
Receivables:
  Investments sold......................        2,030,235
  Dividends.............................          824,585
  Interest..............................            2,084
Prepaid expenses and other assets.......           27,115
                                             ------------
Total Assets............................      165,373,107
                                             ------------

 LIABILITIES
Payables:
  Payable upon return of securities
   loaned (Note A)......................        6,086,720
  Investments purchased.................          623,161
  Investment advisory fee (Note B)......          344,416
  Administration fees (Note B)..........           59,113
  Other accrued expenses................          306,687
                                             ------------
Total Liabilities.......................        7,420,097
                                             ------------
NET ASSETS (applicable to 15,058,569
 shares of common stock outstanding)
 (Note C)...............................     $157,953,010
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($157,953,010
  DIVIDED BY 15,058,569)................           $10.49
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 15,058,569 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     15,059
Paid-in capital.........................      215,696,739
Undistributed net investment income.....          729,285
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (62,672,667)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................        4,184,594
                                             ------------
Net assets applicable to shares
 outstanding............................     $157,953,010
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED MAY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 1,564,372
  Interest..............................         593,189
  Less: Foreign taxes withheld..........        (139,946)
                                             -----------
  Total Investment Income...............       2,017,615
                                             -----------
Expenses:
  Investment advisory fees (Note B).....         985,989
  Audit and legal fees..................         187,807
  Administration fees (Note B)..........         133,398
  Custodian fees........................         105,969
  Printing..............................          60,540
  Accounting fees.......................          58,642
  Directors' fees.......................          19,197
  Transfer agent fees...................          14,560
  NYSE listing fees.....................          12,428
  Insurance.............................           6,464
  Other.................................          56,766
  Brazilian taxes (Note A)..............          13,781
                                             -----------
  Total Expenses........................       1,655,541
                                             -----------
  Net Investment Income.................         362,074
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................      (5,741,070)
  Foreign currency related
   transactions.........................        (858,459)
Net change in unrealized depreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      17,575,656
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      10,976,127
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $11,338,201
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               For the Six            For the
                                                  Months            Fiscal Year
                                                  Ended                Ended
                                               May 31, 1999        November 30,
                                               (unaudited)             1998
                                             -----------------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................        $    362,074       $  1,441,353
  Net realized loss on investments and
   foreign currency related
   transactions.........................          (6,599,529)       (56,233,474)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currencies....          17,575,656        (19,664,151)
                                             ----------------      -------------
    Net increase/(decrease) in net
     assets resulting from operations...          11,338,201        (74,456,272)
                                             ----------------      -------------
Dividends and distributions to
 shareholders:
  Net investment income.................                  --           (453,397)
  Net realized gain on investments......                  --         (6,955,900)
                                             ----------------      -------------
    Total dividends and distributions to
     shareholders.......................                  --         (7,409,297)
                                             ----------------      -------------
Capital share transactions:
  Cost of 1,048,600 shares repurchased
   (Note G).............................          (8,055,550)                --
                                             ----------------      -------------
    Total increase/(decrease) in net
     assets.............................           3,282,651        (81,865,569)
                                             ----------------      -------------

 NET ASSETS
Beginning of period.....................         154,670,359        236,535,928
                                             ----------------      -------------
End of period (including undistributed
 net investment income of $729,285 and
 $367,211, respectively)................        $157,953,010       $154,670,359
                                             ----------------      -------------
                                             ----------------      -------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                     For the Six Months              For the Fiscal Years Ended                 For the Period
                                           Ended                            November 30,                      December 29, 1993*
                                        May 31, 1999      -------------------------------------------------        through
                                        (unaudited)          1998         1997         1996         1995      November 30, 1994
                                     -------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period............................          $9.60            $14.69       $13.39       $11.60       $14.17          $13.89**
                                        ----------        ----------   ----------   ----------   ----------      ----------
Net investment income/(loss).......           0.02+             0.08         0.07         0.12         0.07           (0.01)
Net realized and unrealized gain/
 (loss) on investments and foreign
 currency related transactions.....           0.74+            (4.71)        1.32         1.76        (2.59)           0.29
                                        ----------        ----------   ----------   ----------   ----------      ----------
Net increase/(decrease) in net
 assets resulting from
 operations........................           0.76             (4.63)        1.39         1.88        (2.52)           0.28
                                        ----------        ----------   ----------   ----------   ----------      ----------
Dividends and distributions to
 shareholders:
  Net investment income............             --             (0.03)       (0.09)       (0.09)       (0.03)             --
  Net realized gain on investments
   and foreign currency related
   transactions....................             --             (0.43)          --           --        (0.02)             --
                                        ----------        ----------   ----------   ----------   ----------      ----------
Total dividends and distributions
 to shareholders...................             --             (0.46)       (0.09)       (0.09)       (0.05)             --
                                        ----------        ----------   ----------   ----------   ----------      ----------
Anti-dilutive impact due to shares
 of beneficial interest
 repurchased.......................           0.13                --           --           --           --              --
                                        ----------        ----------   ----------   ----------   ----------      ----------
Net asset value, end of period.....         $10.49             $9.60       $14.69       $13.39       $11.60          $14.17
                                        ----------        ----------   ----------   ----------   ----------      ----------
                                        ----------        ----------   ----------   ----------   ----------      ----------
Market value, end of period........         $8.375             $7.44       $11.25       $10.75        $9.75          $11.88
                                        ----------        ----------   ----------   ----------   ----------      ----------
                                        ----------        ----------   ----------   ----------   ----------      ----------
Total investment return(a).........          12.61%           (29.60)%       5.46%       11.11%      (17.49)%        (14.87)%
                                        ----------        ----------   ----------   ----------   ----------      ----------
                                        ----------        ----------   ----------   ----------   ----------      ----------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)..........................       $157,953          $154,670     $236,536     $215,735     $186,921        $228,171
Ratio of expenses to average net
 assets#...........................           2.18%(b)          2.07%        2.02%        1.81%        1.83%           2.02%(b)
Ratio of expenses to average net
 assets, excluding taxes...........           2.16%(b)          1.91%        1.83%          --           --            1.96%(b)
Ratio of net investment income/
 (loss) to average net assets......           0.48%(b)          0.72%        0.46%        0.90%        0.65%          (0.13)%(b)
Portfolio turnover rate............          65.09%           169.85%      108.68%       23.89%       13.73%          24.63%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.06 per share.
+    Based on average shares outstanding.
# Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   18

--------------------------------------------------------------------------------

THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was incorporated in Maryland on October 12, 1993 and commenced investment operations on December 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the closing price quoted for the securities prior to the time of determination (but if bid and asked quotations are available, at the mean between the last current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of securities not readily marketable. At May 31, 1999, the Fund held 8.03% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $16,904,956 and fair value of $12,679,037. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

At the time of the Fund's organization, the Board of Directors of the Fund adopted the following non-fundamental policies: (i) up to 30% of the Fund's total assets may be invested in private placements of equity securities where the Fund's investment adviser anticipates that a liquid market will develop for these securities within a period of two to five years from the date of acquisition; and (ii) up to 10% of the Fund's total assets may be invested in equity securities of emerging market corporate issuers that are not infrastructure companies. As disclosed in the Fund's prospectus at that time, these policies and percentage limitations are subject to modification by the Board of Directors if, in the reasonable exercise of the Board's business judgment, modification is determined to be necessary or appropriate to carry out the Fund's investment objective of long-term capital appreciation.

The limit on non-infrastructure companies was subsequently increased from 10% to 20% and the policy was modified to permit within that 20% limit investments in private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets without regard to whether a liquid market is expected to develop for such investment. Any such investment continues to count against the overall 30% limit on private placements. The Board approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 1999, the interest rate was 4.08% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 1998, the Fund had a capital loss carryforward of $51,411,531 which expires in 2006.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended May 31, 1999, the Fund incurred no such expense.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. For the six months ended May 31, 1999, the Fund incurred $13,781 of such expense. Effective January 23, 1999, the CPMF tax expired and will be reinstated on June 17, 1999 for a period of three years. The tax will be assessed at a rate of 0.38% for the initial year and drop to 0.30% for the remaining two years.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 1999, was $5,861,522, for which the Fund has received cash as collateral of $6,086,720. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which is in turn collateralized by U.S. Government agency securities with a value of $6,215,332. Security loans are required at all times to have collateral at least equal to 102% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

For the six months ended May 31, 1999, the Fund earned $8,500 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be significantly less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 1999, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management ("CSAM"), formerly BEA Associates, serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets. For the six months ended May 31, 1999, CSAM earned $985,989 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended May 31, 1999, CSAM was reimbursed $9,972 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a fee for its services rendered that is computed at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended May 31, 1999, BSFM earned $91,015 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator's fee is paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets invested in Chile, subject to certain minimum annual fees and reimbursement for a predefined limit of their expenses.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 15,058,569 shares outstanding at May 31, 1999, CSAM owned 7,169 shares.

--------------------------------------------------------------------------------
   22

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at May 31, 1999 was $135,054,503. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $1,244,174, was composed of gross appreciation of $17,966,998 for those investments having an excess of value over cost and gross depreciation of $16,722,824 for those investments having an excess of cost over value.

For the six months ended May 31, 1999, total purchases and sales of securities, other than short-term investments, were $82,550,407 and $93,842,927, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which CSAM serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the six months ended and at May 31, 1999.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of May 31, 1999, per share value of such securities and percent of net assets which the securities comprise.

                                                                                                             PERCENT
                                          NUMBER                                   FAIR VALUE                  OF
                                            OF       ACQUISITION                   AT MAY 31,      VALUE       NET
SECURITY                                  SHARES        DATES           COST          1999       PER SHARE   ASSETS
---------------------------------------  --------  ----------------  ----------  --------------  ---------  ---------
Emerging Markets Ventures, L.P.........   159,653       01/22/98     $  162,671  $    147,679    $    0.93     0.09
Emerging Markets Ventures, L.P.........     3,525       03/05/98          3,635         3,261         0.93    --
Emerging Markets Ventures, L.P.........   586,127       05/05/98        597,205       542,167         0.93     0.34
Emerging Markets Ventures, L.P.........   361,637       07/07/98        368,472       334,514         0.93     0.21
Emerging Markets Ventures, L.P.........    42,334       08/17/98         43,134        39,159         0.93     0.02
Emerging Markets Ventures, L.P.........   296,812       10/27/98        302,422       274,551         0.93     0.17
Emerging Markets Ventures, L.P.........   170,989       02/26/99        170,988       158,165         0.93     0.10
Emerging Markets Ventures, L.P.........    69,256       04/19/99         69,256        64,062         0.93     0.04
Exxel Capital Partners.................  1,787,688      05/11/98      1,861,836     1,779,304         1.00     1.13
Exxel Capital Partners.................   111,520       07/07/98        113,293       110,997         1.00     0.07
Exxel Capital Partners.................    34,610       09/01/98         34,610        34,448         1.00     0.02
Exxel Capital Partners.................    66,183       12/03/98         66,183        65,872         1.00     0.04
Jamaican Assets I L.P..................   578,162       07/29/97        582,682       510,448         0.88     0.32
Jamaican Assets I L.P..................   578,162       10/20/97        582,681       510,447         0.88     0.32
K.T. Concord Venture Fund LP...........   250,000       12/08/97        242,295       226,244         0.90     0.14
K.T. Concord Venture Fund LP...........   100,000       12/28/98        100,000        90,497         0.90     0.06
K.T. Concord Venture Fund LP...........   150,000       03/12/99        150,000       135,746         0.90     0.09
Superbowl Acquisition LDC..............        96       10/10/94        885,700     1,245,984    12,979.00     0.79
The Renaissance Fund LDC...............       160       03/30/94      1,714,566     1,189,868     7,436.68     0.75

The Fund may incur certain costs in connection with the disposition of the above securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE EMERGING MARKETS INFRASTRUCTURE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. On February 12, 1999, the Fund announced that its Board of Directors has authorized significant enhancements to its existing share repurchase program (the "Program"). The Fund intends to repurchase in open market transactions at prevailing market prices no less than 10% (on a rolling twelve-month basis) of the Fund's outstanding common stock. In addition, the 15% "cap" imposed on repurchases has been changed to an annual rolling twelve month cap. The Fund is committed to actively seek to repurchase its outstanding common stock whenever the discount to net asset value is 15% or more. Effective May 18, 1999, the Fund suspended repurchases of shares under the Program and will reassess whether to reinstate the Program, and if so, on what terms, after evaluating the results of the Fund's self tender. From December 1, 1998 through May 31, 1999 the Fund repurchased 1,048,600 of its shares for a total of $8,055,550 at a weighted average discount of 20.18% from net asset value. The discount of individual repurchases ranged from 16.35%-24.49%.

NOTE H. TENDER OFFER

The Fund's Board of Directors approved a tender offer on May 13, 1999 to repurchase the outstanding Fund's shares. Pursuant to the self tender offer, the Fund will purchase up to 3,011,714 issued and outstanding shares of its common stock, representing 20% of its total outstanding shares, at a price per share equal to 95% of the net asset value per share as determined by the Fund as of the close of regular trading on the New York Stock Exchange on June 25, 1999, the expiration date of the self tender offer. On July 1, 1999, the Fund announced that the number of shares properly tendered and not withdrawn was 11,475,060 and during the month the Fund will purchase 3,011,714 shares at a price of $10.62 per share.

--------------------------------------------------------------------------------
   24

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 20, 1999, the annual meeting of shareholders of The Emerging Markets Infrastructure Fund, Inc. (the "Fund") was held, which was postponed from April 27, 1999, and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
William W. Priest, Jr.                                                                8,466,289    405,163   6,536,017
Martin M. Torino                                                                      8,461,117    410,335   6,536,017

In addition to the directors elected at the meeting, Peter A. Gordon, George W. Landau, Dr. Enrique R. Arzac, Richard W. Watt and James J. Cattano continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending November 30, 1999.

                                                                               FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                            ----------  ---------  ---------  ----------
                                                                             8,724,067     94,341     53,044   6,536,017

--------------------------------------------------------------------------------

 DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The Emerging Markets Infrastructure Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

--------------------------------------------------------------------------------
   26
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

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                                                                           27

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3365; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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   28

 SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Infrastructure Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of infrastructure companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of May 31, 1999, CSAM-Americas managed approximately $37.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmgMkt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktInfr". The Fund's New York Stock Exchange trading symbol is EMG. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Infrastructure Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM GROUP OF FUNDS

LITERATURE REQUEST - Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)
MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Infrastructure Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Peter A. Gordon                 Director

George W. Landau                Director

Martin M. Torino                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Robert B. Hrabchak              Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue

New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

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                                                                      3918-SA-99